Note 2 - Summary of Significant Accounting Policies: q. Net Income (Loss) per Share: Schedule of Antidilutive Securities Excluded from Computation of Earnings Per Share (Details) - shares	6 Months Ended		12 Months Ended
	Mar. 31, 2017	Mar. 31, 2016	Sep. 30, 2016	Sep. 30, 2015
Details
Stock options	2,297,085	450,945	2,055,419	533,778
Warrants	16,155,006	12,500	10,000,006	25,000
Antidilutive Securities Excluded from Computation of Earnings Per Share, Amount	18,452,091	463,445	12,055,425	558,778